SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 2, 2004


                              NORTH VALLEY BANCORP
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             (Exact name of registrant as specified in its charter)



            CALIFORNIA                   0-10652              94-2751350
  -------------------------------     -------------     ----------------------
  (State or other jurisdiction of     (File Number)        (I.R.S. Employer
           incorporation)                               identification number)




                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)



                                 (530) 226-2900
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              (Registrant's telephone number, including area code)

         Item 5:   Other Events

         On June 1, 2004, the registrant issued a Press Release, "North Valley Bancorp declares cash dividend. Attached hereto as Exhibit 99.56 and incorporated herein by this reference is said Press Release dated June 2, 2004.


         Item 7:   Financial Statements and Exhibits

                   (c)   Exhibits
                         --------

              (99.56)    News Release of North Valley Bancorp dated June 1, 2004
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NORTH VALLEY BANCORP


                                             By: /s/ EDWARD J. CZAJKA
                                                 -------------------------------
                                                 Edward J. Czajka
Dated:  June 2, 2004                             EVP & CFO